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                                                                EXHIBIT 10.1.14

                            BEACON POWER CORPORATION

                        INCENTIVE STOCK OPTION AGREEMENT
          GRANTED UNDER AMENDED AND RESTATED 1998 STOCK INCENTIVE PLAN

         This Agreement, dated as of _______________, ______ (the "GRANT DATE"), is between Beacon Power Corporation (the "COMPANY") and _____________________ (the "OPTIONEE"), an employee of the Company.

1. GRANT OF OPTION. This agreement evidences the grant by Beacon Power Corporation, a Delaware corporation (the "COMPANY") to the Optionee, of an option to purchase, in whole or in part, on the terms provided herein and in the Company's Amended and Restated 1998 Stock Incentive Plan (the "PLAN"), the shares (the "SHARES") of common stock, $0.01 par value per share, of the Company ("COMMON STOCK") at an exercise price per share, as set forth below:

  SHARES:                                               EXERCISE PRICE:
                                                        $
  -----------------                                     ----------------

         Unless earlier terminated, this option shall expire one day before its 10th anniversary (the "FINAL EXERCISE DATE"). It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in
Section 422 of the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Optionee", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2. VESTING SCHEDULE . Subject to the other terms of this Agreement regarding the exercisability of this option, the shares covered by this option shall become vest and become exercisable at the end of each of three consecutive 12 month periods, as follows:

  --------------------------------------------------------------------------- ---------------------------------------
                               NUMBER OF SHARES
                                                                                               DATE
  --------------------------------------------------------------------------- ---------------------------------------
   NEWLY VESTED ON THE INDICATED DATE            CUMULATIVE VESTED
  ------------------------------------- ------------------------------------- ---------------------------------------

  ------------------------------------- ------------------------------------- ---------------------------------------

  ------------------------------------- ------------------------------------- ---------------------------------------

  ------------------------------------- ------------------------------------- ---------------------------------------

         The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under this Agreement or the Plan.

3. EXERCISE OF OPTION .

         (a) FORM OF EXERCISE. Each election to exercise this option shall be in writing, signed by the Optionee, and received by the Company at its principal office, accompanied by a copy of this agreement and by payment in full as provided below. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than 100 whole shares. Payment shall be as follows:

                  (i) in cash or by check, payable to the order of the Company;


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                  (ii) in the sole discretion of the authorized administrator of the Plan, (A) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or (B) delivery by the Optionee to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

                  (iii) at such time as the Common Stock is registered under the Exchange Act, delivery of shares of Common Stock owned by the Optionee valued at Fair Market Value, which Common Stock was owned by the Optionee at least six months prior to such delivery;

                  (iv) to the extent permitted by the authorized administrator of the Plan, in its sole discretion, by payment of such other lawful consideration as the authorized administrator of the Plan may determine; or

                  (v) any combination of the above permitted forms of payment.

         A certificate or certificates for the Common Shares purchased shall be issued by the Company after the exercise of the option and payment therefor, including the provision for any federal and state withholding taxes, and other applicable employment taxes.

         (b) CONTINUOUS RELATIONSHIP WITH THE COMPANY REQUIRED. Except as otherwise provided in this Section 3, this option may not be exercised unless the Optionee, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an employee of the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "ELIGIBLE OPTIONEE").

         (c) TERMINATION OF OPTION UPON TERMINATION OF EMPLOYMENT, DEATH OR DISABILITY.

         (i) FOR REASONS OTHER THAN BREACH OF CONDUCT, DEATH OR DISABILITY. Upon the termination of Optionee's employment with the Company for any reason OTHER THAN a Breach of Conduct (as defined in subparagraph (iii) below), death or disability, any portion of this option that is not vested as described in
Section 2 hereof shall immediately terminate, and any portion that vested before the employment termination date shall continue to be exercisable for three months following such termination date. However, no portion of the option is exercisable after the Final Exercise Date.

         (ii) DEATH OR DISABILITY. If termination of employment is by reason of death or disability, any portion of this option which is not vested before such termination of employment shall immediately terminate, and any remaining portion of this option shall terminate if not exercised within one year following the date of death or commencement of disability. However, no portion of the option is exercisable after the Final Exercise Date.

         (iii) BREACH OF CONDUCT. In the event of a Breach of Conduct by Optionee at any time while employed by the Company or within two years after termination of employment, any portion of this option which has not been exercised by the time of such Breach, whether or not vested under Section 2, shall immediately terminate upon written declaration by the authorized administrator of the Plan. Such declaration shall be communicated in writing to the Optionee. In addition, the Company may, in its sole discretion, by written notice demand that any or all stock certificates for Common Shares acquired pursuant to the exercise of this option, or any profit realized from the sale or transfer of such Common Shares, be returned to the Company within five (5) days of receipt of such notice. Any exercise price paid by the Optionee shall be returned to Optionee by the Company immediately thereafter, without interest. The Company shall be entitled to reimbursement of reasonable attorney fees and expenses incurred in seeking to enforce its rights under this paragraph.

         "BREACH OF CONDUCT" shall mean activities which constitute a serious breach of conduct as determined by the authorized administrator of the Plan in its sole discretion, including, but not limited to: (i) the disclosure or misuse of confidential information, trade secrets or other intellectual property of the Company or third parties who have disclosed such information, secrets or intellectual property to the Company or a company that controls, is controlled by or is under common control with the Company (collectively, an "AFFILIATE");
(ii) activities in violation



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of the policies of the Company or any Affiliate, including without limitation, the Company's insider trading policy; (iii) the violation or breach of any material provision in any applicable contract or agreement between the Optionee and the Company (or an Affiliate), including, for example, a violation or breach which is grounds for discharge for cause; (iv) engaging in conduct relating to the Optionee's employment for which either criminal or civil penalties have been sought; (v) engaging in activities which adversely affect or which are contrary or harmful to the interests of the Company or Affiliate, or (vi) in the event that the Optionee and Company have not signed a noncompetition agreement (which therefore otherwise would govern issues of noncompetition), engaging in competition with the Company or any Affiliate during employment or within one
(1) year following termination of employment with the Company or Affiliate. The determination of Breach of Conduct shall be determined by the authorized administrator of the Plan in good faith and in its sole discretion.

4. RIGHT OF FIRST REFUSAL.

         (a) If the Optionee proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, "TRANSFER") any Shares acquired upon exercise of this option, then the Optionee shall first give written notice of the proposed transfer (the "TRANSFER NOTICE") to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Optionee proposes to transfer (the "OFFERED SHARES"), the price per share and all other material terms and conditions of the transfer.

         (b) For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all (but not less than all) of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all of the Offered Shares, it shall give written notice of such election to the Optionee within such 30-day period. Within 10 days after his receipt of such notice, the Optionee shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares, duly endorsed in blank by the Optionee or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Upon receipt of such certificate or certificates, the Company shall deliver or mail to the Optionee a check in payment of the purchase price for the Offered Shares; PROVIDED THAT if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice.

         (c) At and after the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection
(b) above, the Company shall not pay any dividend to the Optionee on account of such Shares or permit the Optionee to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Offered Shares.

         (d) If the Company does not elect to acquire all of the Offered Shares, the Optionee may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares to the proposed transferee, PROVIDED THAT such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 4 shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

         (e) The following transactions shall be exempt from the provisions of this Section 4:

                  (1) any transfer of Shares to or for the benefit of any spouse, child or grandchild of the Optionee, or to a trust for their benefit;

                  (2) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"); and

                  (3) any transfer of the Shares pursuant to the sale of all or substantially all of the business of the Company;



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PROVIDED HOWEVER, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to the right of first refusal set forth in this
Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

         (f) The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 4 to one or more persons or entities.

         (g) The provisions of this Section 4 shall terminate upon the earlier of the following events.

                  (1) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

                  (2) the sale of all or substantially all of the capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise.

         (h) The Company shall not be required (i) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 4, or (ii) to treat as owner of such Shares or to pay dividends to any, transferee to whom any such Shares shall have been so sold or transferred.

5. AGREEMENT IN CONNECTION WITH PUBLIC OFFERING. The Optionee agrees, in connection with the initial underwritten public offering of the Company's securities pursuant to a registration statement under the Securities Act, (a) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Optionee (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for a period of 180 days from the effective date of such registration statement, and (b) to execute any agreement reflecting clause
(a) above as may be requested by the Company or the managing underwriters at the time of such offering.

6. WITHHOLDING. No Shares will be issued pursuant to the exercise of this option unless and until the Optionee pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

7. NONTRANSFERABILITY OF OPTION. This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Optionee, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Optionee, this option shall be exercisable only by the Optionee

8. DISQUALIFYING DISPOSITION. This option shall not qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, if the Common Shares acquired pursuant to the+ exercise of the option are transferred, other than by will or by the laws of descent and distribution, within two years of the Grant Date or within one year after the transfer of the Common Shares to the Optionee pursuant to such exercise. If the Optionee disposes of such Shares, the Optionee shall notify the Company in writing of such disposition.

9. PROVISIONS OF THE PLAN. This option is subject to the provisions of the Plan, a copy of which Optionee hereby acknowledges receiving with this option.

10. NO RIGHT TO CONTINUED EMPLOYMENT. This option shall not confer upon the Optionee any right with respect to continuance of employment by the Company, nor shall it interfere in any way with the right of the Company to terminate the Optionee's employment at any time.

11. COMPLIANCE WITH LAW AND REGULATIONS. This option and the obligation of the Company to sell and deliver shares hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such



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approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for Common Shares prior to (a) the listing of such Common Shares on any stock exchange on which the Common Shares may then be listed, and (b) the completion of any registration or qualification of such Common Shares under any federal or state law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, this option may not be exercised if its exercise, or the receipt of Common Shares pursuant thereto, would be contrary to applicable law.

12. NOTICES. Any notice hereunder to the Company shall be addressed to it at its principal business office, 6D Gill Street Woburn, MA 01801, and any notice hereunder to the Optionee shall be sent to the address reflected on the payroll records of the Company, subject to the right of either party to designate at any time hereafter in writing some other address.

13. DELAWARE LAW TO GOVERN. This Agreement shall be construed and administered in accordance with and governed by the laws of Delaware.

14. CERTAIN SPECIAL RULES. Optionee is aware (a) that special rules will apply to Optionee if Optionee owns equity securities of the Company and its Affiliates possessing more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any Affiliate, and (b) that an option which is designated as an incentive stock option will be recharacterized as a nonqualified option, if and to the extent that the fair market value of Common Shares (determined as of the date of grant of the Option covering such Common Share) which become exercisable by Optionee for the first time during a single calendar year exceeds US$100,000.

         IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument, as of the date first set forth above.

OPTIONEE:                                 BBEACON POWER CORPORATION

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         SIGNATURE                        BY:
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